Note 6 - Committments	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
6.	COMMITTMENTS

CardioNova Agreement

In October 2011, we entered into two definitive agreements with OOO CardioNova, a wholly-owned subsidiary of Maxwell Biotech Group, a Russian biotech fund, covering our AHRO-001 compound. The agreements cover a territory represented by the Russian Federation, the Ukraine and various countries in central Asia (the “Territory”).

Under the licensing agreement OOO CardioNova (“CardioNova”) became an equity investor in our company in exchange for the funding of Phase 1 and 2 human clinical trials conducted by a Clinical Research Organization (“CRO”) located in Russia. A Joint Steering Committee was subsequently established between both entities and determined the final clinical protocols and approved a research budget of $3.8 million.

Pursuant to the agreement, common stock equal to specified percentages of the approved research budget of $3.8 million would be issued to CardioNova upon achievement of four milestones in the research plan. Through December 31, 2013, the Company had issued a total of 199,730 of non-refundable shares of common stock representing the first two milestones and 30% of the total budget with a fair value of $1,198,297, or $6.00 per share. Additionally, the Company determined that the achievement of the third milestone was probable and the percentage of achievement at 80% complete, therefore accrued additional research and development expense – related party of $1,170,712 as of December 31, 2013. There had been no work performed with respect to the fourth and last milestone through that date.

In February 2014, the third milestone was achieved. Pursuant to the agreement, the Company issued 422,105 shares of common stock to CardioNova with a fair value of $2,152,736. As a result, the Company recorded $982,024 in additional Research and development expense to account for the remaining fair value of the shares issued as $1,170,712 was already accrued in 2013.

As of June 30, 2014, the Company determined that the achievement of the final milestone was probable and the percentage of achievement at 15% complete. Accordingly, the Company accrued additional research and development expense-related party in the accompanying statement of operations of $155,074 and $155,074 for the three and six months ended June 30, 2014, respectively.

If CardioNova successfully develops and commercializes AHRO-001 in the Territory, we will be entitled to receive a quarterly royalty, based on net sales during the period using an escalating scale. The royalty agreement shall remain in force for the period in which intellectual property rights for AHRO-001 are in full force and effect in the Territory.

Under the Securities Purchase Agreement, CardioNova purchased a total of 27,526 shares of our common stock for a cash purchase price of $9.70 per share. This transaction took place in two installments. The first installment, which took place in December 2011, was for the issuance of 15,464 shares upon receipt of $150,000 as specified in the License Agreement. The second installment of 12,062 shares was issued in June 2013 upon the receipt of the final $117,000 due upon shipment of clinical product used in the initial Phase 1 trial, which occurred in June 2013.

Research Agreements

We have a research agreement signed in September 2012, and amended in April 2013 and again in September 2013, with a major university in Southern California to conduct contract research in additional compounds covered under our issued patents. This agreement calls for payment of all research costs relating to the study of dosage and efficacy of bile salts on the atherosclerotic plaque in a non-human model. The total potential cost of the project is $236,323, to be paid in four installments over the length of the study. The process is ongoing and to date, the entire $236,323 has been expensed in prior periods. As of June 31, 2014, $81,662 is still outstanding pending issuance of final research reports and is reported as part of Accounts payable and accrued expenses in the accompanying balance sheet.

We have additional studies authorized in February and April 2014 for toxicology and other metabolic evaluations with expected aggregate cost of approximately $738,000, that are in various stages of planning or active execution of their protocols. The process is ongoing and to date, $349,785 and $521,965 has been expensed to Research and development costs on the accompanying statement of operations for the three and six month periods ended June 30, 2014, respectively. The remaining $216,035 will be recorded in future periods once service has been rendered.

We also have a research agreement finalized in March 2014 with an Australian hospital/research institution for a metabolic study of AHRO-001 in a standard animal model used in evaluation of plaque regression. The study plan has been completed and a pilot study to measure tolerability is expected to be undertaken in the 3rd quarter of 2014, with the main study to commence after successful completion of the pilot study. The total cost of approximately $187,400 will be recognized as Research and development costs in the company’s statement of operations in future periods once services have been rendered.

Formulation Development Agreement

We have a development agreement entered into in February 2014 with a Pennsylvania-based Clinical Research Organization (‘CRO”) specializing in formulation and manufacturing of clinical research grade pharmaceutical products. The agreement calls for the CRO to use our Active Pharmaceutical Ingredient to manufacture clinical trial pharmaceutical products for use in the next clinical trial conducted in Russia. The total expected cost of the project is $220,650, as amended, to be paid in progress installments over the length of the manufacturing and packaging process. The process is ongoing and to date, $67,715 and $160,309 has been recorded as part of Research and development costs on the accompanying statement of operations for the three and six month periods ending June 30, 2014, respectively. The remaining $60,341 will be recorded in future periods once service has been rendered.

Bioanalytical Analysis Agreements

We have analysis agreements for our next clinical trial in Russia entered into in May 2014, as amended, with several analytical laboratories to perform specialized serum analyses for biomarkers of certain gene expressions activated in previous non-human experiments when exposed to our Active Pharmaceutical Ingredient. The expected aggregate cost of these agreements is approximately $339,400 to be paid in installments upon progress completion points as the analyses are performed. The process is ongoing and to date, $96,047 has been recorded as part of Research and development costs on the accompanying statement of operations for both the three and six month periods ended June 30, 2014. The remaining $243,353 will be recorded in future periods once services have been rendered.

6.	COMMITTMENTS

Facility Lease Agreement

In June 2012, we entered into a 69 month lease agreement, on existing and expansion office space, with a final amended commencement date of October 1, 2012 on a 66 month term. The total occupancy encompasses 1,930 square feet of general use office space. Monthly rent started at $3,570 per month and annual escalators will increase the rent to $4,053 per month in the final year of the lease. This office space will continue to be our administrative and corporate headquarters. During the year ended December 31, 2013, the Company recognized $47,214 in lease expense pursuant to this agreement.

The following table presents the minimum future rent obligations under the lease agreement:

	2014	2015	2016	2017	2018	Thereafter
Minimum future payments	$44,873	$46,030	$47,189	$48,346	$12,159	--